UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2011
XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
429 Post Road, Buchanan, Michigan 49107
(Address of principal executive offices)
(269) 429-9761
(Registrant’s telephone number, including area code)
Express-1 Expedited Solutions, Inc.
3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry Into a Material Definitive Agreement.
     The information described under “Registration Rights Agreement” in Item 3.02 below is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
     On September 2, 2011, pursuant to the Investment Agreement, dated as of June 13, 2011 (the “Investment Agreement”), by and among Jacobs Private Equity, LLC (“JPE”), the other investors party thereto (including by joinders thereto) (collectively with JPE, the “Investors”) and XPO Logistics, Inc. (formerly Express-1 Expedited Solutions, Inc.), a Delaware corporation (the “Company”), the Company issued to the Investors, for $75,000,000 in cash: (i) an aggregate of 75,000 shares of Series A Convertible Perpetual Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), which are initially convertible into an aggregate of 10,714,286 shares of Company common stock, and (ii) warrants initially exercisable for an aggregate of 10,714,286 shares of Company common stock at an initial exercise price of $7.00 per share (the “Warrants”, and together with the Preferred Stock, the “Securities”). We refer to this investment as the “Equity Investment.”
The Preferred Stock
     The Preferred Stock has an initial liquidation preference of $1,000 per share, for an aggregate initial liquidation preference of $75,000,000. The Preferred Stock is convertible at any time, in whole or in part and from time to time, at the option of the holder thereof into a number of shares of Company common stock equal to the then-applicable liquidation preference divided by the conversion price, which initially is $7.00 per share of Company common stock (subject to customary anti-dilution adjustments), for an effective initial aggregate conversion rate of 10,714,286 shares of Company common stock. The Preferred Stock will pay quarterly cash dividends equal to the greater of (i) the “as-converted” dividends on the underlying Company common stock for the relevant quarter and (ii) 4% of the then-applicable liquidation preference per annum. Accrued and unpaid dividends for any quarter will accrete to liquidation preference for all purposes. The Preferred Stock is not redeemable or subject to any required offer to purchase, and votes together with the Company common stock on an “as-converted” basis on all matters, except as otherwise required by law, and separately as a class with respect to certain matters implicating the rights of holders of shares of Preferred Stock.
     The description of the Preferred Stock is qualified in its entirety by reference to the Certificate of Designation of Series A Convertible Perpetual Preferred Stock, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.
The Warrants
     Each Warrant will initially be exercisable at any time and from time to time from the closing date until September 2, 2021, at the option of the holder thereof, into one share of Company common stock at an initial exercise price of $7.00 in cash per share of Company common stock (subject to customary anti-dilution adjustments). The initial aggregate number shares of Company common stock subject to Warrants is 10,714,286 shares.
     The description of the Warrants is qualified in its entirety by reference to the Form of Warrant Certificate, a copy of which is attached hereto as Exhibit 4.2 and is incorporated by reference herein.
     The Securities described above were sold to the Investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof, as an offering not involving any public offering.
Registration Rights Agreement
      At the closing of the Equity Investment on September 2, 2011, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors party thereto, which provides the holders from time to time of the Securities with certain rights to cause the Company to register the sale of shares of

Preferred Stock, Warrants and shares of Company common stock issued or issuable upon conversion of the Preferred Stock or upon exercise of the Warrants, in each case other than any such securities that are then freely transferable without registration pursuant to Rule 144 under the Securities Act without limitation as to volume, manner of sale or other restrictions under Rule 144. We refer to the securities that are subject to registration under the Registration Rights Agreement as provided above as “Registrable Securities.”
     At any time on or after the closing of the Equity Investment, holders of Registrable Securities representing no less than a majority of the Company common stock constituting Registrable Securities or issuable upon conversion of Preferred Stock or exercise of Warrants constituting Registrable Securities may request registration of the sale of such securities by giving the Company written notice thereof. Such majority holders may request a total of three demand registrations.
     If the Company registers its securities on a registration statement that permits the inclusion of the Registrable Securities, the Company must give JPE prompt written notice thereof (subject to certain exceptions). The Company must then include on such registration statement all Registrable Securities requested to be included therein (subject to certain exceptions).
     Subject to certain exceptions, all expenses incurred in connection with the registration or sale of the Registrable Securities will be borne by the Company.
     The description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and is incorporated by reference herein.

Item 3.03.	Material Modifications to Rights of Security Holders.
     The information described under Item 5.03 below is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.
     On September 2, 2011, as part of the Equity Investment described in Item 3.02 above, the Company issued to JPE, for $67,500,000 in cash, (i) 67,500 shares of Preferred Stock, which are initially convertible into an aggregate of 9,642,857 shares of Company common stock, and (ii) 9,642,857 Warrants initially exercisable for an aggregate of 9,642,857 shares of Company common stock at an exercise price of $7.00 per share, which resulted in a change of control of the Company. As of August 31, 2011, the day before the special meeting of the stockholders of the Company to vote on the Equity Investment and the other transactions contemplated by the Investment Agreement, there were 33,011,561 shares of Company common stock outstanding, plus outstanding options to purchase an additional 3,267,750 shares of Company common stock. Based upon the number of shares of Company common stock outstanding as of August 31, 2011, as adjusted for a 4-for-1 reverse stock split effected on September 2, 2011 (resulting in a total of 8,252,890 shares of Company common stock outstanding), JPE has acquired in the aggregate approximately 50.8% of the total voting power of the Company’s capital stock before giving effect to the exercise of any Warrants, and approximately 65.0% of the total voting power of the Company’s capital stock after giving effect to the exercise of all of the Warrants.
     Pursuant to the Investment Agreement, JPE will be entitled to nominate for election to the Board of Directors of the Company (the “Board”) in connection with each meeting of stockholders at which directors are to be elected (i) a majority of the directors on the Board, for so long as JPE controls at least 33% of the total voting power of the capital stock of the Company on a fully-diluted basis or (ii) 25% of the directors on the Board, for so long as JPE controls at least 20% (but less than 33%) of the total voting power of the capital stock of the Company on a fully-diluted basis.
     The information described under Item 5.02 below is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
      On September 2, 2011, Mr. Jacobs was appointed as the Chief Executive Officer of the Company. Biographical information with respect to Mr. Jacobs is included below.
     On September 2, 2011, the Compensation Committee of the Board determined that, until the date on which Mr. Jacobs enters into an employment agreement with the Company, Mr. Jacobs will be paid a base salary at an annual rate of $495,000 in connection with his service as Chief Executive Officer of the Company and will be entitled to participate in benefit programs offered to senior executives of the Company.
Departure of Directors
      Effective as of the closing of the Equity Investment on September 2, 2011, in accordance with the terms of the Investment Agreement, John F. Affleck-Graves, Jennifer H. Dorris, Daniel Para, Jay N. Taylor, Michael R. Welch and Calvin Whitehead resigned from the Board.
Increase in Size of the Board; Appointment of New Directors
      In accordance with the terms of the Investment Agreement, effective upon the closing of the Equity Investment on September 2, 2011, the size of the Board was increased from seven to eight members and the additional director resulting from such increase was designated as a Class III director of the Company.
     In accordance with the terms of the Investment Agreement, JPE has the right to designate seven of the eight directors on the Board following the closing of the Equity Investment. Accordingly, the Board appointed each of the following JPE designees as directors of the Company, to the class and for the term listed below, effective immediately following the closing of the Equity Investment on September 2, 2011:

Director	Class	Term
Bradley S. Jacobs Michael G. Jesselson Adrian P. Kingshott	Class I	Until 2014 Annual Meeting

G. Chris Andersen Oren G. Shaffer	Class III	Until 2013 Annual Meeting

Jason D. Papastavrou	Class II	Until 2012 Annual Meeting
     In accordance with the terms of the Investment Agreement, Mr. Jacobs was elected as the Chairman of the Board on September 2, 2011.
     James J. Martell will remain as a Class II director of the Company but will no longer serve as the Chairman of the Board. One vacancy on the Board will exist until such vacancy is filled by the Board pursuant to designation by JPE in accordance with the terms of the Investment Agreement.
     The following biographical information is provided for the newly appointed members of the Board:
Bradley S. Jacobs
     Bradley Jacobs, 55, is the managing director of JPE. He has led two public companies: United Rentals, Inc. (NYSE: URI), which he co-founded in 1997, and United Waste Systems, Inc., founded in 1989. Mr. Jacobs served as Chairman and Chief Executive Officer of United Rentals for the company’s first six years, and as Executive Chairman for an additional four years. He served eight years as Chairman and Chief Executive Officer of United Waste Systems. Previously, Mr. Jacobs founded Hamilton Resources (UK) Ltd. and served as its Chairman and Chief Operating Officer. This followed the co-founding of his first venture, Amerex Oil Associates, Inc., where he was chief executive. Mr. Jacobs is a member of the board of directors of the Beck Institute for Cognitive Behavior Therapy.
G. Chris Andersen
     G. Chris Andersen, 73, is the founder and a managing partner of G.C. Andersen Partners, LLC. Previously, Mr. Andersen served as Vice Chairman of PaineWebber, and as head of the Investment Banking Group at Drexel Burnham Lambert Incorporated. Mr. Andersen is the lead director for Terex Corporation (NYSE: TEX). He is a founder of the Garn Institute of Finance at the University of Utah; a member of the International Advisory Council of the Guanghua School of Management at Peking University; and sits on the advisory board of the RAND Corporation’s Center for Asia Pacific Policy. Mr. Andersen holds a master’s degree from the Kellogg School of Management and is a chartered financial analyst. Mr. Andersen has been appointed the Chairman of the Compensation Committee of the Company.
Michael G. Jesselson
     Michael Jesselson, 59, is the president of Jesselson Capital Corporation. He is a longstanding director of American Eagle Outfitters, Inc. (NYSE: AEO), and serves as the company’s lead independent director. Additionally, Mr. Jesselson is a member of the board of directors of U*tique, Inc., and he has numerous non-profit affiliations, including Chairman of American Friends of Bar-Ilan University; trustee of Yeshiva University; board member of SAR Academy; Co-Chairman of Shaare Zedek Medical Center board of directors in Jerusalem; board member of the Center for Jewish History; trustee of the American Jewish Historical Society; board member of the National Museum of American Jewish History; and board member of the Leo Baeck Institute. Mr. Jesselson has been appointed the Chairman of the Nominating Committee and a member of the Audit Committee of the Company.
Adrian P. Kingshott
     Adrian Kingshott, 51, is the Chief Executive Officer of AdSon LLC, and an affiliated managing director of The Bank Street Group LLC. Previously, with Goldman Sachs, he served as co-head of the firm’s Leveraged Finance business, among other positions. More recently, Mr. Kingshott was a managing director of Amaranth Advisors, LLC. He is an adjunct professor of Global Capital Markets at Fairfield University’s Dolan School of Business; and an adjunct professor of International Corporate Financial Management at Fordham University’s School of Business. He holds a masters of business administration degree from Harvard Business School and a masters of jurisprudence degree from Oxford University. Mr. Kingshott is a member of the board of directors of Centre Lane Investment Corp. Mr. Kingshott has been appointed to the Compensation Committee and the Audit Committee of the Company.
Jason D. Papastavrou
     Jason Papastavrou, Ph.D., 48, is the founder and Chief Investment Officer of ARIS Capital Management, LLC, and is the co-founder of Empiric Asset Management, LLC. Previously, Dr. Papastavrou was the founder and managing director of the Fund of Hedge Funds Strategies Group of Banc of America Capital Management (BACAP); president of BACAP Alternative Advisors; and a senior portfolio manager with Deutsche Asset Management. He was a tenured professor at Purdue University School of Industrial Engineering, and holds a doctorate in electrical engineering and computer science from the Massachusetts Institute of Technology. Dr. Papastavrou serves on the board of directors of United Rentals, Inc. Mr. Papastavrou has been appointed the Chairman of the Audit Committee, the Audit Committee “Financial Expert” and a member of the Nominating Committee of the Company.

Oren G. Shaffer
     Oren Shaffer, 69, was most recently Vice Chairman and Chief Financial Officer of Qwest Communications International, Inc. (now CenturyLink, Inc.). Previously, Mr. Shaffer was President and Chief Operating Officer of Sorrento Networks, Inc.; Executive Vice President and Chief Financial Officer of Ameritech Corporation; and held senior executive positions with Goodyear Tire & Rubber Company, where he also served on the board of directors. Mr. Shaffer is a director on the boards of Terex Corporation (NYSE: TEX); Belgacom S.A. (BCOM.BR); and Intermec, Inc. (NYSE: IN). He holds a master’s degree in management from the Sloan School of Management, Massachusetts Institute of Technology, and a degree in finance and business administration from the University of California, Berkeley. Mr. Shaffer has been appointed to the Compensation Committee of the Company.
     James J. Martell is continuing as a director of the Company.
James J. Martell
     James Martell, 57, is an independent operating executive with Welsh, Carson, Anderson & Stowe, for companies in the transportation logistics sector and related industries. Previously, he was Chief Executive Officer and Chairman of the Board of SmartMail Services, Inc.; Executive Vice President of Americas for UTi Worldwide Inc.; and Chief Executive Officer and international Vice President of Burlington Air Express Canada. Earlier, Mr. Martell held management positions with Federal Express Corporation and United Parcel Service, Inc. He currently serves as a director of Mobile Mini, Inc., and is a past Chairman of the Board of the Company. Additionally, Mr. Martell is lead director for Ozburn-Hessey Logistics LLC, Chairman of the Board of Vision Logistics Holding Corp., lead director for 3PD, Inc., and Chairman of the Board of ProTrans International. He holds a degree in business administration from Michigan Technological University. Mr. Martell has been appointed to the Nominating Committee of the Company.
     Each of Messrs. Jacobs, Andersen, Jesselson, Kingshott, Martell and Papastavrou have direct or indirect rights under the Registration Rights Agreement in their capacities as direct or indirect holders of Registrable Securities.
Other Changes in Management
      On September 2, 2011, Michael R. Welch resigned as Chief Executive Officer of the Company. Mr. Welch remains employed by the Company in an executive capacity.
Adoption of 2011 Omnibus Incentive Compensation Plan
      At the special meeting of the stockholders of the Company on September 1, 2011, the stockholders adopted the 2011 Omnibus Incentive Compensation Plan (the “Plan”). The Plan is described in detail and is included as Exhibit D to Annex A of the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on August 3, 2011, which description is incorporated herein by reference.
     The information described under Item 5.01 above is incorporated by reference herein.

Item 5.03.	Amendments to Certificate of Incorporation and Bylaws; Change in Fiscal Year.
     On September 1, 2011, in accordance with the terms of the Investment Agreement, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”) of the Company, (a) to increase the number of authorized shares of Company common stock to 150,000,000 shares; (b) to give effect to a 4-for-1 reverse stock split of the Company common stock; (c) to provide that any vacancy on our Board of Directors shall be filled by the remaining directors or director; and (d) to change the name of the Company to “XPO Logistics, Inc.” The Certificate of Amendment became effective at 8:45 a.m., EDT, on September 2, 2011.
     The description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.
Announcement of Closing of the Equity Investment
      A copy of the press release announcing the closing of the Equity Investment is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
JPE Lock-up Letter
     In addition, following consummation of the Equity Investment, in order to reinforce JPE’s long-term commitment to the Company and its stockholders, JPE, acting unilaterally and voluntarily, committed to the Company that, during the period ending one year from the closing, it will not sell or otherwise transfer any of the Preferred Stock or Warrants or the Company common stock issuable upon conversion or exercise thereof, other than transfers to affiliates who also make such commitment, or as security for financial planning purposes and charitable contributions. A copy of the letter from JPE to the Company documenting this commitment is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Description
2.1
Investment Agreement, dated as of June 13, 2011, by and among Jacobs Private Equity, LLC, each of the other investors party thereto and Express-1 Expedited Solutions, Inc., filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2011 and incorporated herein by reference.

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company, dated September 1, 2011.
4.1	Certificate of Designation of Series A Convertible Perpetual Preferred Stock of XPO Logistics, Inc.
4.2	Form of Warrant Certificate.
4.3	Registration Rights Agreement, dated as of September 2, 2011, by and among Jacobs Private Equity, LLC, each of the other holders and designated secured lenders party thereto and the Company.
99.1	Press Release, dated September 2, 2011, issued by XPO Logistics, Inc.
99.2	Letter, dated September 2, 2011, from Jacobs Private Equity, LLC to XPO Logistics, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 2, 2011	XPO LOGISTICS, INC.
	By:	/s/ Bradley S. Jacobs
Bradley S. Jacobs
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1
Investment Agreement, dated as of June 13, 2011, by and among Jacobs Private Equity, LLC, each of the other investors party thereto and Express-1 Expedited Solutions, Inc., filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2011 and incorporated herein by reference.

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company, dated September 1, 2011.
4.1	Certificate of Designation of Series A Convertible Perpetual Preferred Stock of XPO Logistics, Inc.
4.2	Form of Warrant Certificate.
4.3	Registration Rights Agreement, dated as of September 2, 2011, by and among Jacobs Private Equity, LLC, each of the other holders and designated secured lenders party thereto and the Company.
99.1	Press Release, dated September 2, 2011, issued by XPO Logistics, Inc.
99.2	Letter, dated September 2, 2011, from Jacobs Private Equity, LLC to XPO Logistics, Inc.